                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   ----------


       Date of Report (Date of earliest event reported): NOVEMBER 4, 1998



                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
               (Exact name of Registrant as specified in charter)


            DELAWARE                       0-22411                56-1857809
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission File Number)     (IRS employer
       of incorporation)                                    identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 334-9905
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

         The Form 8-K of Summit Properties Partnership, L.P. (the "Operating Partnership") filed on November 13, 1998 is hereby amended to include financial statements, pro forma financial information and certain exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements under Rule 3-14 of Regulation S-X

                Ewing Apartments

                Combined Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997 and Independent Auditors' Report and the Nine Months Ended September 30, 1998 (unaudited)

        (b)     Pro Forma Financial Information

                Summit Properties Partnership, L.P.

                Pro Forma Condensed Combined Balance Sheet as of September 30, 1998 (Unaudited)

                Pro Forma Condensed Combined Statement of Earnings for the Nine Months Ended September 30, 1998 (Unaudited)

                Pro Forma Condensed Combined Statement of Earnings for the Year Ended December 31, 1997 (Unaudited)

        (c)     Exhibits:

                2.1 Agreement and Plan of Reorganization dated as of October 31, 1998 among Summit Properties Inc., affiliates of Summit Properties Inc. (including Summit Properties Partnership, L.P.), Ewing Industries, Inc. and affiliates of Ewing Industries, Inc. (previously filed).

                10.1 Amendment No. 13 to the Limited Partnership Agreement of Summit Properties Partnership, L.P. (previously filed).

                23.1    Consent of Deloitte & Touche LLP (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following person in the capacity and on the date indicated. The person set forth below has signed this report as an officer of Summit Properties Inc., in its capacity as general partner of Summit Properties Partnership, L.P.



                                    SUMMIT PROPERTIES INC.


Date:  December 1, 1998             By: /s/  William F. Paulsen
                                        -------------------------------------
                                        William F. Paulsen
                                        President and Chief Executive Officer

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
   Summit Properties Inc.

We have audited the accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Belcourt, Turtle Rock, Turtle Cove, Buena Vista, Camino Real and Los Arboles I & II Apartments (collectively the "Ewing Apartments") for the year ended December 31, 1997. This financial statement is the responsibility of the management of Summit Properties Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Summit Properties Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Ewing Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Ewing Apartments for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP


Dallas, Texas
November 20, 1998

                                EWING APARTMENTS

               COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                                 (In thousands)


                                           Nine Months Ended      Year Ended
                                          September 30, 1998   December 31, 1997
                                          ------------------   -----------------
                                             (Unaudited)
Revenues
       Rental Income                           $12,399           $14,322
       Other property income, net                  590               690
                                               -------           -------
               Total revenues                   12,989            15,012

Certain Expenses
       Property operating and maintenance        3,088             3,911
       Real estate taxes                         2,159             2,362
       Management fees                             693               756
                                               -------           -------
               Total expenses                    5,940             7,029
                                               -------           -------

Revenues in excess of certain expenses         $ 7,049           $ 7,983
                                               =======           =======



        See Notes to Combined Statement of Revenues and Certain Expenses

EWING APARTMENTS

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


1.        BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          BASIS OF PRESENTATION - The combined operating revenues and direct operating expenses of the Belcourt, Turtle Rock, Turtle Cove, Buena Vista, Camino Real and Los Arboles I & II Apartments (collectively the "Ewing Apartments") described in Note 2 is presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the proposed future operations of the Ewing Apartments, have been excluded in accordance with the Securities and Exchange Commission Regulation S-X, Rule 3-14. Expenses excluded consist of interest, including interest related to certain indebtedness assumed with a principal balance of $79,852,000 at September 30, 1998 (unaudited), depreciation and amortization, professional fees and other costs not directly related to the future operations of the Ewing Apartments.

          INCOME RECOGNITION - Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

          INTERIM FINANCIAL DATA (UNAUDITED) - In the opinion of management, all adjustments and eliminations consisting only of normal recurring adjustments necessary to present fairly the combined statement of revenues and certain expense of the Ewing Apartments for the nine months ended September 30, 1998 have been included. The combined results of operations for the nine months ended September 30, 1998 are not necessarily indicative of the results for the full year.

          USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses as of and for the reporting period. Actual results could differ from those estimates.

2.     DESCRIPTION OF THE AUDITED ACQUISITION PROPERTIES

       The following properties are included in the combined statement of revenues and certain expenses:

         Property                     Location                  Number of Units
         --------                     --------                  ---------------
         Belcourt                     Dallas, Texas                    180
         Turtle Rock                  San Antonio, Texas               250
         Turtle Cove                  Dallas, Texas                    348
         Buena Vista                  Dallas, Texas                    467
         Camino Real                  Dallas, Texas                    364
         Los Arboles I & II           Austin, Texas                    408
                                                                     -----
                                                                     2,017
                                                                     =====


       The Camino Real Apartments were placed in service in July 1997. The property was approximately 40% occupied at December 31, 1997 and 94% occupied at September 30, 1998 (unaudited).

3.     RELATED PARTY TRANSACTIONS

       MANAGEMENT FEES - The Ewing Apartments had a management agreement with an affiliated management company to maintain and manage the operations of the apartment complexes. Management fees are based on 5% of total revenue collected. Upon acquisition of the Ewing Apartments by Summit Properties, such management contract was canceled, at which time Summit Properties began to manage the Ewing Apartments.

       DEVELOPMENT FEES - The Ewing Apartments entered into development agreements with an affiliated company to provide development oversight services for the properties. Development fees were capitalized as part of the carrying basis of the properties by the Ewing Apartments when incurred and therefore no amounts are reflected in this financial statement related to this activity.

       CONSTRUCTION FEES - The Ewing Apartments entered into construction agreements with an affiliated company to provide general contractor services during the development period for the properties. Construction fees were capitalized as part of the carrying basis of the properties by the Ewing Apartments when incurred and therefore no amounts are reflected in this financial statement related to this activity. Construction fees were based on a fixed percentage of each contract as defined in the agreements.

                                   * * * * * *

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                   BASIS OF PRESENTATION TO PROFORMA CONDENSED
                             COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998



The Pro Forma Condensed Combined Balance Sheet gives effect to (i) the acquisition of a portfolio of multifamily properties in Texas (the "Ewing Acquisition") through a merger with Ewing Industries Inc. and affiliates thereof ("Ewing Industries") on November 4, 1998 and (ii) the sale of communities formerly known as Summit Springs and Summit Old Town. The Ewing Acquisition was funded through (i) the issuance to Ewing Industries of 489,622 shares of common stock ("Shares") of Summit Properties Inc. and 141,921 units of limited partnership interest ("Units") of the Operating Partnership with the Shares and Units valued at Summit Properties' approximate market value of $18.00 on the consummation date, (ii) the assumption of $79.9 million of debt, and (iii) the payment of $50.6 million in cash. In addition, Summit Properties has committed to issue 519,365 Shares as a deposit for a property currently in lease-up, with respect to which payment of the final consideration is contingent upon the property reaching stabilization (the "Contingent Property"). The current estimate of additional consideration to be paid at such time is (i) 1,030,009 Shares of common stock and 36,629 Units (each Share and Unit valued at $18.00) and (ii) cash in the amount of $1,314,144. The Ewing Acquisition, excluding the Contingent Property, and the sale of Summit Springs and Summit Old Town have been presented as if the transactions had occurred on September 30, 1998. The Pro Forma Condensed Combined Balance Sheet gives effect to the acquisition under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Ewing Acquisition have been made.

The Pro Forma Condensed Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of Ewing Industries and the Operating Partnership at September 30, 1998 would be, nor does it purport to represent the future combined financial position of Ewing Industries and the Operating Partnership. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and notes thereto of the Operating Partnership as included in the Form 10-K for the year ended December 31, 1997 and the Operating Partnership's Form 10-Q for the nine months ended September 30, 1998.

SUMMIT PROPERTIES PARTNERSHIP, L.P.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS)
(UNAUDITED)

                                                                                    BALANCE
                                                                                  BEFORE EWING        EWING         PRO FORMA
                                                   HISTORICAL     DISPOSITIONS    ACQUISITION      ACQUISITION       COMBINED
                                                   ----------     ------------    -----------      -----------       --------
                                                       (A)             (B)                              (C)
Assets:
    Real estate assets, net                        $  964,476      ($  15,904)      $  948,572      $  147,692      $1,096,264
    Cash                                                4,823            --              4,823            --             4,823
    Restricted cash                                     7,702          24,046           31,748            --            31,748
    Other assets                                       12,999             (15)          12,984           1,713          14,697
                                                   ----------      ----------       ----------      ----------      ----------
       Total assets                                $  990,000      $    8,127       $  998,127      $  149,405      $1,147,532
                                                   ==========      ==========       ==========      ==========      ==========

Liabilities:
    Notes payable                                  $  601,872                       $  601,872      $  133,303      $  735,175
    Other liabilities                                  41,005      ($     282)          40,723           4,734          45,457
                                                   ----------      ----------       ----------      ----------      ----------
       Total liabilities                              642,877            (282)         642,595         138,037         780,632


Partners' equity                                      347,123           8,409          355,532          11,368         366,900


                                                   ----------      ----------       ----------      ----------      ----------
       Total liabilities and partners' equity      $  990,000      $    8,127       $  998,127      $  149,405      $1,147,532
                                                   ==========      ==========       ==========      ==========      ==========

SUMMIT PROPERTIES PARTNERSHIP, L.P.
NOTES TO PRO FORMA CONDENSED COMBINED
    BALANCE SHEET
SEPTEMBER 30, 1998
(UNAUDITED)


ADJUSTMENTS:

A.      Reflects the Summit Properties Partnership, L.P. Consolidated Balance
        Sheet as of September 30, 1998.

B.      Reflects the sale of Summit Springs and Summit Old Town on October 23,
        1998 and November 12, 1998 respectively. The sales are summarized as follows:

        Net sales proceeds after disposition costs                                        $24,046
        Net book value of assets sold                                                     (15,904)
        Cost of other assets sold                                                             (15)
        Liabilities assumed by buyer                                                          282
                                                                                       -----------
        Gain on sale                                                                       $8,409
                                                                                       ===========

        Proceeds were put in escrow in accordance with Internal Revenue Service like-kind exchange rules. Accordingly, proceeds are classified as restricted cash.

C.      Reflects the Ewing Acquisition. The purchase is summarized as follows:

        Loan escrow acquired                                                                                   $1,713
        Mortgage notes payable assumed                                                   ($79,852)
        Borrowings on the Operating Partnership's unsecured credit facility               (50,575)
        Adjustment to mortgage notes assumed to reflect estimated fair value               (2,876)           (133,303)
                                                                                       -----------

        Other net liabilities assumed                                                                          (4,734)
        Issuance of Units to Summit Properties Inc. for issuance of
         similar number of Shares to seller (489,622)                                                          (8,768)
        Issuance of Units to seller (141,921)                                                                  (2,600)
                                                                                                         -------------
        Purchase price including acquisition costs                                                          ($147,692)
                                                                                                         =============

        The effects of accounting policy differences are immaterial and have not been adjusted in the unaudited Pro Forma Condensed Combined Balance
        Sheet.

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                  BASIS OF PRESENTATION TO PRO FORMA CONDENSED
                         COMBINED STATEMENTS OF EARNINGS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997




The Pro Forma Condensed Combined Statements of Earnings for the nine months ended September 30, 1998 and the year ended December 31, 1997 are presented as if the following transactions had occurred on January 1, 1997:

(i) The acquisition of Ewing Industries, as further described in the Basis of Presentation to the Pro Forma Combined Condensed Balance Sheet. Adjustments related to the Contingent Property are not included in the pro forma statements as it was in construction in 1997 and a portion of 1998 and its operations are not material to the Pro Forma Condensed Combined Statements of Earnings. In addition, the Operating Partnership has a cash flow management contract with a surviving affiliate of Ewing Industries to manage such property until the property reaches stabilization. In consideration for managing the property, such affiliates retain all net cash flows for the property. Certain of the properties acquired in the Ewing Acquisition were in lease up in 1998 and/or 1997. The operations of such lease-up properties are not reflective of fully stabilized properties.

(ii) The sale of Summit Old Town, Summit Springs, Summit Providence and Summit Charleston on November 12, 1998, October 23, 1998, May 18, 1998 and May 14, 1997, respectively.

(iii) The purchase of Summit Lenox on July 8, 1998. The purchase of Summit Club at Dunwoody and Summit St. Clair on May 22, 1998 and March 1, 1998, respectively, are shown as if they were acquired on January 1, 1998. These two properties were under construction during 1997 and would not have had a material effect on 1997 operations.

(iv) The purchase of Summit Fair Oaks, Summit Windsor II, Summit Sand Lake and Summit Portofino ("1997 Acquisitions") on December 31, 1997, July 18, 1997, February 20, 1997 and January 6, 1997, respectively.

The Pro Forma Condensed Combined Statements of Earnings give effect to the acquisitions under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

The Pro Forma Condensed Combined Statements of Earnings are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of the above transactions and the Operating Partnership for the nine months ended September 30, 1998, and the year ended December 31, 1997 would be, nor do they purport to be indicative of the results of operations in future periods. The Pro Forma Condensed Combined Statements of Earnings should be read in conjunction with, and are qualified in their entirety by, the historical financial statements and notes thereto of the Operating Partnership as included in the Form 10-K for the year ended December 31, 1997 and the Operating Partnership's Form 10-Q for the nine months ended September 30, 1998.

SUMMIT PROPERTIES PARTNERSHIP, L.P.
PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                   BALANCE                   EWING
                                                         OTHER                  BEFORE EWING    EWING      ACQUISITION   PRO FORMA
                                         HISTORICAL  ACQUISITIONS  DISPOSITIONS  ACQUISITION  ACQUISITION  ADJUSTMENTS  CONSOLIDATED
                                         ----------  ------------  ------------  -----------  -----------  -----------  ------------
                                             (A)          (B)           (C)                        (D)
Revenues:
    Rental                                $ 99,047     $  4,006      ($ 3,974)     $ 99,079     $ 12,399                   $111,478
    Other property income                    5,733          162          (221)        5,674          590                      6,264
    Interest and other                       1,286         --            --           1,286         --                        1,286
                                          --------     --------      --------      --------     --------     --------      --------
       Total revenues                      106,066        4,168        (4,195)      106,039       12,989                    119,028
                                          --------     --------      --------      --------     --------     --------      --------

Expenses:
    Property operating and maintenance      26,948        1,485        (1,283)       27,150        3,713      ($  368)(E)    30,495
    Real estate taxes and insurance         10,251          316          (392)       10,175        2,227         --          12,402
    Depreciation                            20,774          885          (696)       20,963         --          3,068 (F)    24,031
    Interest                                23,351        2,178        (1,878)       23,651         --          7,166 (G)    30,817
    General and administrative expenses      2,726         --            --           2,726         --           --           2,726
    Loss on equity investments                  95         --            --              95         --           --              95
                                          --------     --------      --------      --------     --------     --------      --------
       Total expenses                       84,145        4,864        (4,249)       84,760        5,940        9,866       100,566
                                          --------     --------      --------      --------     --------     --------      --------

Income before gain on real estate assets
    and extraordinary item                  21,921         (696)           54        21,279        7,049       (9,866)       18,462
Gain on sale of real estate assets           8,731         --          (8,731)         --           --           --            --
                                          --------     --------      --------      --------     --------     --------      --------
Income before extraordinary item          $ 30,652     ($   696)     ($ 8,677)     $ 21,279     $  7,049     ($ 9,866)     $ 18,462
                                          ========     ========      ========      ========     ========     ========      ========

Per unit data:
    Income before extraordinary items -
       basic and diluted (H)              $   1.06                                                                         $   0.62
                                        ==========                                                                       ==========
    Weighted average units - basic      28,808,330                                                                       29,543,050
                                        ==========                                                                       ==========
    Weighted average units - diluted    28,825,095                                                                       29,559,815
                                        ==========                                                                       ==========

SUMMIT PROPERTIES PARTNERSHIP, L.P.
NOTES TO PRO FORMA CONDENSED COMBINED
    STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)


    ADJUSTMENTS:

A. Reflects the Summit Properties Partnership, L.P. Consolidated Statement of Earnings for the nine months ended September 30, 1998.

B. Reflects the operations of Summit St. Clair acquired effective March 1,1998, Summit Club at Dunwoody acquired May 22, 1998 and Summit Lenox acquired July 8, 1998, from January 1, 1998 to date of acquisition.

C. Reflects the operations of Summit Providence sold on May 18, 1998 from January 1, 1998 to date of sale. Reflects Summit Springs and Summit Old Town sold on October 23, 1998 and on November 12, 1998, respectively, from January 1, 1998 to September 30, 1998. In addition, the gain on sale of real estate assets has been eliminated for pro forma presentation.

D. Reflects the operations of the communities acquired in the Ewing Acquisition for the nine months ended September 30, 1998. Pro forma effects of the Contingent Property have not been included in the Pro Forma Condensed Combined Statement of Earnings as such property was substantially under construction for the period presented and, therefore, its effect on pro forma earnings is not significant.

        Final consideration related to the Contingent Property is issuable contingent upon such property achieving stabilization in the future. Management expects the potential impact of the Contingent Property on future earnings of the Operating Partnership to be insignificant.

        The effects of accounting policy differences are immaterial and have not been adjusted in the unaudited Pro Forma Condensed Combined Statement of Earnings.

E. Adjustment represents property supervision costs adjusted to 2.5% of revenues. The 2.5% estimate reflects the Operating Partnership's historical costs of property supervision. Such costs, as a percent of property revenues should not change significantly as a result of the acquisitions and dispositions.

F. Reflects depreciation on the Operating Partnership's basis in the Ewing Acquisition. Depreciation is computed on a straight-line basis over the estimated useful lives of the properties (buildings - 37 to 40 years and furniture, fixtures and equipment - 5 to 7 years).

G. Includes the interest costs on the mortgage debt assumed in conjunction with the Ewing Acquisition and the incremental borrowings to finance the acquisition of $50.6 million. The purchase was assumed to be financed from the Operating Partnership's credit facility at the weighted average interest rate for the nine months ended September 30, 1998 of 6.76%.

H. Based upon 29,543,050 and 29,559,815 basic and diluted weighted average Units issued and outstanding, respectively.

SUMMIT PROPERTIES PARTNERSHIP, L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                  BALANCE                    EWING
                                                        OTHER                  BEFORE EWING     EWING      ACQUISITION    PRO FORMA
                                       HISTORICAL   ACQUISITIONS  DISPOSITIONS  ACQUISITION  ACQUISITION   ADJUSTMENTS  CONSOLIDATED
                                       ----------   ------------  ------------  -----------  -----------   -----------  ------------
                                            (A)           (B)          (C)                        (D)
Revenues:
    Rental                               $ 109,827    $   8,517    ($  7,084)   $ 111,260     $  14,322                   $ 125,582
    Other property income                    6,179          364         (409)       6,134           690                       6,824
    Interest and other                         671         --           --            671          --                           671
                                         ---------    ---------    ---------    ---------     ---------    ---------      ---------
       Total revenues                      116,677        8,881       (7,493)     118,065        15,012                     133,077
                                         ---------    ---------    ---------    ---------     ---------    ---------      ---------

Expenses:
    Property operating and maintenance      31,311        3,160       (2,282)      32,189         4,439    ($    381)(E)     36,247
    Real estate taxes and insurance         10,721          755         (758)      10,718         2,590         --           13,308
    Depreciation                            22,652        1,934       (1,404)      23,182          --          3,504 (F)     26,686
    Interest                                21,959        4,560       (3,725)      22,794          --          8,234 (G)     31,028
    General and administrative expenses      2,740         --           --          2,740          --           --            2,740
    Gain on equity investments                (274)        --           --           (274)         --           --             (274)
                                         ---------    ---------    ---------    ---------     ---------    ---------      ---------
       Total expenses                       89,109       10,409       (8,169)      91,349         7,029       11,357        109,735
                                         ---------    ---------    ---------    ---------     ---------    ---------      ---------

Income before gain on real estate assets
    and extraordinary item                  27,568       (1,528)         676       26,716         7,983      (11,357)        23,342
Gain on sale of real estate assets           4,366         --         (4,366)        --            --           --             --
                                         ---------    ---------    ---------    ---------     ---------    ---------      ---------
Net income                               $  31,934    ($  1,528)   ($  3,690)   $  26,716     $   7,983    ($ 11,357)     $  23,342
                                         =========    =========    =========    =========     =========    =========      =========

Per unit data:
    Net income - basic and diluted (H)   $    1.17                                                                            $0.83
                                        ==========                                                                       ==========
    Weighted average units - basic      27,257,637                                                                       27,956,153
                                        ==========                                                                       ==========
    Weighted average units - diluted    27,294,058                                                                       27,992,574
                                        ==========                                                                       ==========

SUMMIT PROPERTIES PARTNERSHIP, L.P.
NOTES TO PRO FORMA CONDENSED COMBINED
    STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1997
(UNAUDITED)


    ADJUSTMENTS:

A. Reflects the Summit Properties Partnership, L.P. Consolidated Statement of Earnings for the year ended December 31, 1997.

B. Reflects the operations of the 1997 Acquisitions from January 1, 1997 to date of acquisition. In addition, reflects the operations of Summit Lenox, acquired July 8, 1998 for the year ended December 31, 1997. Does not reflect the operations of Summit St. Clair and Summit Club at Dunwoody acquired in 1998 as the properties were in construction in 1997 and their operations for the year ended December 31, 1997 were not significant.

C. Reflects the operations for the year ended December 31, 1997 of Summit Providence sold on May 18, 1998, Summit Springs sold on October 23, 1998 and Summit Old Town sold on November 12, 1998. Also reflects the operations of Summit Charleston from January 1, 1997 to date of sale on May 14, 1997. In addition, the gain on sale of real estate assets has been eliminated from the pro forma presentation.

D. Reflects the operations of the communities acquired in the Ewing Acquisition for the year ended December 31,1997. Pro forma effects of the Contingent Property have not been included in the Pro Forma Condensed Combined Statement of Earnings as such property was substantially under construction for the period presented and, therefore, its effect on pro forma earnings is not significant.

        Final consideration related to the Contingent Property is issuable contingent upon such property achieving stabilization in the future. Management expects the potential impact of the Contingent Property on future earnings of the Operating Partnership to be insignificant.

        The effects of accounting policy differences are immaterial and have not been adjusted in the unaudited Pro Forma Condensed Combined Statement of Earnings.

E. Adjustment represents property supervision costs adjusted to 2.5% of revenues. The 2.5% estimate reflects the Operating Partnership's historical costs of property supervision. Such costs, as a percent of property revenues should not change significantly as a result of the acquisitions and dispositions.

F. Reflects depreciation on the Operating Partnership's basis in the Ewing Acquisition. Depreciation is computed on a straight-line basis over the estimated useful lives of the properties (buildings - 37 to 40 years and furniture, fixtures and equipment - 5 to 7 years).

G. Includes the interest costs on the mortgage debt assumed in conjunction with the Ewing Acquisition and the incremental borrowings to finance the acquisition of $30.4 million. The purchase was assumed to be financed from the Operating Partnership's credit facility at the weighted average interest rate for the year ended December 31, 1997 of 6.73%.

H. Based upon 27,956,153 and 27,992,574 basic and diluted weighted average Units issued and outstanding, respectively.

                                  EXHIBIT INDEX


 2.1 Agreement and Plan of Reorganization dated as of October 31, 1998 among Summit Properties Inc., affiliates of Summit Properties Inc. (including Summit Properties Partnership, L.P.), Ewing Industries, Inc. and affiliates of Ewing Industries, Inc. (previously filed).

10.1 Amendment No. 13 to the Limited Partnership Agreement of Summit Properties Partnership, L.P. (previously filed).

23.1    Consent of Deloitte & Touche LLP (filed herewith).